Exhibit 99.2

TALX Corporation 2003 Annual Meeting of Shareholders September 4, 2003

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward- looking statements including, without limitation, anticipated revenue and earnings in the company's second fiscal quarter and fiscal 2004 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2003 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of our recent financial statement restatement; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services; (4) risks associated with our ability to maintain the accuracy and confidentiality of our clients' employee data; (5) risk that our revenues from The Work Number may fluctuate due to changes in the level of residential mortgage activity and interest rates; (6) our ability to prevent breach of confidentiality as we initiate large-scale processing of verifications; (7) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed; (8) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (9) risks associated with changes in economic conditions or unemployment compensation laws; (10) risk of interruption of our computer network and telephone operations; and (11) risk of discontinuance of 900 number telephone service. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

TALX: Business process outsourcer for services surrounding the payroll function - "payroll data- centric" services Business model: Standard applications and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX clients: 2/3 of the Fortune 500......7,000 in total A Leader in HR Outsourcing

Market Leadership in 2 discrete HR areas The Work Number is a well-known HR brand Diversified Client Base Focused on delivering shareholder value through financial performance, stock repurchase, and dividends Predictable Business Model Since UC eXpress acquisitions - 5 quarters of meeting or exceeding consensus estimates Revenue & EPS Growth (continuing operations) FY 02 FY 03 FY 04 (E) Revenue (millions) $34.8 $115.5 $126.5 EPS $0.43 $0.77 $1.10 Operating Margin 21.7% 16.5% > 20% Investment Highlights

TALX
6

Transforming HR/Payroll Processes


ePayroll
• Electronic Paystub
• Payroll Cards
FasTime
• Time Reporting
• Integrated Approvals
• Automated Announcements
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
UCeXpress
• Tax Planning
• Unemployment Cost Management
THE WORK NUMBER
• Employment and Income Verifications
W-2 eXpress
• W-2 Issue/Reissue
• W-2c Processing

Automated employment and income verification via The Work Number 80 million record database from 1,000 major employers Users include mortgage lenders, pre-employment screeners and social service agencies Unemployment cost management via UC eXpress Manages unemployment claims using payroll data for 6,000 clients Reduces client's unemployment taxes Market Share Leadership

Services and Market Share

Transforming HR/Payroll Processes PeopleSoft Hewitt Ceridian Lawson Exult Tesseract ADP SAP Custom Employment and Income Verifications

The Work Number Is the Core of a Suite of Services W-2 services including: initial printing & distribution reissue correction Paperless Pay including: pay-stub review direct deposit maintenance W-4 maintenance Automated timesheets & time reporting America's leading employment & income verification service - currently 36 % of TALX revenues Database of payroll records increased to 80 million employee records at June 30, 2003

The Work Number Market Position: Leading Share / Room for Growth Market for Verification of Employment Employers with > 3,500 employees Leading Share Room for Growth Other Outsourcers The Work Number Not Outsourced East 2.5 24.5 37

The Work Number Database Increased Four-Fold in Four Years * Represents aggregate employment records in The Work Number database and employment records under contract that have not yet been converted to the database. 3/1/1999 3/1/2000 3/1/2001 3/2/2002 3/3/2003 Records on Database 18.3 30.3 43 61.7 76.4 Revenues 9.1 12.3 19.2 27.2 36 Records under Contract * 25.831 36.089 52.616 71.179 82 Employment Records (millions)

Transforming HR/Payroll Processes Tax Planning Unemployment Cost Management PeopleSoft Hewitt Ceridian Lawson Exult Tesseract ADP SAP Custom

The Market Leader Manages client's unemployment claims using payroll data for 6,000 clients Hearings and Appeals Activity Reports for Client Multi-state Requirements Reduces client's unemployment taxes Analyze mergers, acquisitions and reorganizations Verify benefit charges Review rates, and claim losses 60% of TALX revenues Unemployment Cost Management

TALX Market Position in UCM: Leading Share / Room for Growth UCM market ~ $350 million Payroll Processors TALX Sheakley Emp Unity Jon Jay Others Not Outsourced East 53 60 18 11 6 25 113 Room for Growth Leading Share

Growth Strategy

Add Data to The Work Number Cross-Sell Services Acquisitions TALX Growth Strategy

More data = More TWN hits = More revenues More data = Better claims response = Better service More data = More services = More client loyalty Today... Over 115 million employment records from payroll Over 80 million available for employment/income verification 7,000 Clients 2/3 of the Fortune 500 It's All About Payroll Data

1,000 clients Claims Processing Benefit Charge Verifications Tax Consulting 6,000 clients It's All About Cross Selling

What's the Value? Usually same buyer within client Multiple services from a single vendor What's the Result? Over 300 clients added $9.0 million annually of additional services in fiscal year ended March 31, 2003 What's the Opportunity? 1,000 UC eXpress clients do not use TWN 200 TWN clients do not use UC eXpress It's All About Cross Selling

Completed three acquisitions in fiscal 2002 Led to fiscal 2003 results Have been integrated Acquisition-minded for fiscal 2004 Acquired Johnson & Assoc., LLC at beginning of year Criteria Accretive to EPS Provide data to The Work Number Same or complementary services Strong management Acquisitions

Financial Highlights for years ended March 31st

FY2001 FY 2002 FY 2003 FY 2004 - Guidance 30.4 34.8 115.5 126.5 Acquired two businesses in March 2002 which constitute the UC eXpress business and account for $74 million of revenue increase in FY 2003 All amounts are from continuing operations and exclude results of HRBAS business, sold in April 2003. Revenue Growth

FY2001 FY 2002 FY 2003 FY 2004 - Guidance Operating Margin 5.7 7.6 19.1 26 Gross Margin 17.2 21 63.1 72 Margin Growth Acquired two businesses in March 2002 which constitute the UC eXpress business and contribute to substantial increase in margins in FY 2003 All amounts are from continuing operations and exclude results of HRBAS business, sold in April 2003.

Earnings from continuing operations (in millions) excluding charges and cumulative effect of accounting change FY2001 FY 2002 FY 2003 FY 2004 - Guidance 0.34 0.43 0.77 1.1 FY2001 FY 2002 FY 2003 FY 2004 - Guidance 3.8 5.7 12.4 15.5 Earnings per share (from continuing operations) excluding charges and cumulative effect of accounting change Earnings Growth

FY 2004 Updates

1st Quarter FY 2004 Highlights The Work Number revenues 44% to $10.9 million Core services (TWN & UCM) 14% to $29.1 million Total revenues 11% to $30.2 million EPS (continuing operations) 33% to $0.20 per diluted share

Strong Balance Sheet Current Assets Other Assets Current Liabilities Other Liabilities Equity 29 137.4 26.9 15.3 124.1 > $5.2 million cash $19.5 million bank debt for acquisitions $10 million unused line of credit Positioned for continued growth June 30, 2003

Stock Repurchase Program Repurchased 486,000 shares in fiscal 2003 for $5.6 million Repurchased 131,000 shares in 1st quarter of fiscal 2004 for $1.8 million Repurchased over 1 million shares over past four years Additional 694,000 shares authorized under repurchase program Dividend Payments Paid $1.6 million in dividends in fiscal 2003 Dividends for 13 consecutive quarters Increased dividend rate by 33% in 4th quarter fiscal 2003 Increasing Shareholder Value

The Work Number Through 2 months, transaction volumes increased over prior sequential quarter Anticipate revenues to exceed prior sequential quarter, in line with our expectations Decrease in refinancing activity having no more impact than our expectations Additional penetration with large volume users of The Work Number data is mitigating effect of recent interest rate increases UC eXpress Operational integration has been completed - UC eXpress clients are on a single delivery platform Introducing "Enhanced Charge Audit Service" - designed to detect fraud and eliminate "double-dippers" 2nd Quarter FY 2004 Update

Stock Price Performance - 5 years Stock Price Performance - 5 years